Financial Instruments	12 Months Ended
Dec. 31, 2013
Financial Instruments

12. FINANCIAL INSTRUMENTS

Recorded Financial Instruments

Recorded financial instruments consist of cash and cash equivalents, accounts receivable, accounts payable, the current portion of long-term obligations, borrowings under our revolving credit agreement and debt instruments included in other long-term obligations. At December 31, 2013 and 2012, the fair values of cash and cash equivalents, accounts receivable, accounts payable and the current portion of long-term obligations approximated their carrying values due to the short-term nature of these instruments.

The fair values of variable rate borrowings under our revolving credit agreement and debt instruments included in long-term obligations also approximate their carrying value based upon interest rates available for similar instruments with consistent terms and remaining maturities.

Derivative Financial Instruments

We routinely use certain derivatives instruments to hedge foreign currency exposure. Although these derivatives were not designated as hedges and/or did not qualify for hedge accounting, they were effective economic hedges for the periods presented. The changes in fair value of economic hedges are recognized in earnings. During 2013 and 2012, we entered into foreign currency forward contracts to offset the earnings impact that foreign currency exchange rate fluctuations would otherwise have had on certain monetary liabilities that are denominated in nonfunctional currencies. The changes in fair value of these foreign currency forward contracts were a gain (loss) of $315 and $(197) for 2013 and 2012, respectively, and are included in selling, general and administrative expenses in our consolidated statements of income. The total notional value of our foreign currency exchange contracts as of December 31, 2013 was $26,000, and such contracts have varying terms expiring through March 2014. See Note 13.

We were party to an interest rate swap agreement with a notional amount of $10,000 that matured in October 2011 and had been designated as a cash flow hedge. The swap effectively exchanged the variable rate of 30-day LIBOR to a fixed interest rate of 5.07%. For the year ended December 31, 2011, the hedging relationship was determined to be highly effective in achieving offsetting changes in cash flows. The net change in other comprehensive loss during 2011 reflected the reclassification of $244, net of income tax benefit of $155, of unrealized losses from accumulated other comprehensive loss to current period earnings (recorded in interest expense, net in the consolidated statement of income).

Off-Balance Sheet Financial Instruments

At December 31, 2013 and 2012, we were contingently liable under standby letters of credit aggregating $2,681 and $3,098, respectively, which are primarily used as collateral to cover any contingency related to additional risk assessments pertaining to our self-insurance programs. Additionally, at December 31, 2013 and 2012, we were contingently liable under various performance bonds aggregating approximately $800 and $300, respectively, which are used as collateral to cover any contingencies related to our nonperformance under agreements with certain customers. We do not expect that any material losses or obligation will result from the issuance of the standby letters of credit or performance bonds because we expect to meet our obligations under our self-insurance programs and to certain customers in the ordinary course of business. Accordingly, the estimated fair value of these instruments is zero.

Concentrations of Credit Risk

Financial instruments which potentially subject us to concentrations of credit risk consist principally of accounts receivable. Concentrations of credit risk are limited due to the large number of customers comprising the customer base and their dispersion across many different geographical regions. We also have access to credit insurance programs which are used as an additional means to mitigate credit risk.